JBT Investor Presentation March 2018 Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements, including statements about management’s expectations regarding trends in the food markets, strategic initiatives, acquisition strategies and long-term goals, which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward- looking statements. JBT Corporation’s (the “Company”) most recent filings with the Securities and Exchange Commission include information concerning factors, including the factors set forth under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2018 that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. Forward-Looking Statements 2

JBT Snapshot 3 One Purpose & Set of Values Across the Entire Organization Leading Global Technology Solutions Provider to High-value Segments of the Food & Beverage Industry 72% 28% Total Revenue $1.6 billion Segment Operating Profit $190 million 73% 27% 2017 at a Glance AeroTech FoodTech Founded Listed Market Cap Employees Customers Countries Locations 1884 JBT (NYSE) $3.5 billion1 5,800 500+ 25+ 20+ 1As of February 28, 2018

Enjoy Lunch Day Ends Drive to Airport Day Begins Enjoy Dinner… …& Dessert Fly to Meeting Feed Pet Grocery Shop Attend Meeting Enjoy Breakfast 4 If you ate or drank something today, there’s a good chance JBT equipment played a critical role in its preparation

ConsumerDistribution Leading Technology Solutions Provider to High-Value Segments of the Market 5 Delivering innovative solutions we believe offer best-in-class yield and productivity, with a goal of maximizing customer profitability Clear Value Proposition for JBT Customers Yield Food Safety Reduced Operating Costs Uptime Full-Line Solutions Global Food and Beverage ProducersFarm / Ranch Restaurants Entire Market Value Chain Grocery / C-Store Foodservice Commissary Automation Global Service and Support

Our FoodTech Solutions for Customers


Food Production Value Chain
Primary
Secondary
Further
EOL
Protein Technology[1] (18 bn+)[2]
Primary
Portioning
Inspection
Mixing / Grinding / Blending
Injecting / Marination
Filling / Forming
Weighing / Packaging
Coating/ Frying
Cooking
Freezing
Slicing
Packaging
Preservation
Inspection
Liquid Food Solutions[1] (8 bn+)[2]
Raw Material Handling
Extraction / Refining
Beverage Handling
Pasteurizing / Evaporation / Bulk Filling
Storage
Thawing
Ingredient & H_2O Prep
Mixing / Metering
Blending
Sterilization
CIP/ Controls & Instruments
Filling
Packaging
Preservation
Market Leader
Room to Grow
Capability Gap

Customers

[1]Protein Technology made up 47%, while Liquid Food Solutions was 48% of the $1,172M FoodTech segment revenue for FY 2017; the remaining 5% represents revenue of Automated Systems

[2]JBT management estimates of market

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Returns Durable Shareholder Value Creation “Value creation is a virtuous circle, starting with margin expansion initiatives generating results that are reinvested to drive organic growth, creating customer value and returns that support further growth – and the cycle continues…” 7

Serving Large, Growing Food Markets with Low Cyclicality 1 Source: Technavio, “Global Food Processing Machinery Market, 2016-2020” 2 Euromonitor International 3 Technavio, “Global Functional Drinks Market 2016-2020”, April 2016 Global Food Machinery Market1 Size: $53 billion as of 2016 Global Packaged Food Market1 Size: $3.2 trillion by 2020 Growth: 5% CAGR Global Packaged Meat $145 billion2 Functional Fruit & Vegetable Juices 5% 2016-2020 CAGR3 Supportive Key Global Trends in Global Consumption4 (in millions of metric tons) Functional Fruit & Vegetable Juices $58 billion3 25 70 90 Per Capita Meat Consumption APAC Europe North America Growing Global Income 5.8% Global Disposable Income CAGR 2017-20302 JBT FoodTech Market ~$26 billion5 100 200 300 400 Global Meat Production, 1995 - 2025 Innovation Driving Equipment Investment 11-15% Medium and Small Food Companies’ Revenue CAGR 2012-20156 8 (kg/person/year) 4 OECD-FAO Agricultural Outlook 2016-2025, WATTAgNet.com 5 JBT management estimate 6 AT Kearney, “Is Big Food in Big Trouble”

JBT is Positioned to Benefit From Positive Macro Trends…

…unique and supportive trends in both developed and developing markets

Positive Macro Drivers

Growing Middle Class

- 2x growth by 2030[1]; Asia a significant contributor

Protein & Value-Added Food & Bev Consumption

- Positively correlates to GDP per capita

Consolidating Food Industry

- Industry increasingly served by fewer global producers

JBT Positioning

Global Footprint International & local customers	**Strong Asia Presence** Mfg, engineering, Innovation center
Wolf-tec and C.A.T. protein injection technology	**SF&DS** solutions & **ReadyGo Veggie** skid

Accelerating Trends

Consumer Focus on Health, Safety & Convenience

- Increasingly selective consumers seeking 'on-demand' food

Emergence of Clean Labels & Organic Foods

- 10%+ annual growth[2]

Increasing Customer Adoption of Automation

- Shrinking labor pool coupled with rising wages

JBT Positioning

Largest Selection of Preservation Solutions	**iOPS Development** Internet of Things initiative
Avure HPP solutions	**DSI** waterjet portioners, iOPS capabilities

Source:
[1]https://www.ota.com/news/press-releases/19031
[2]http://www.reuters.com/middle-class-infographic

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Global Footprint and Comprehensive Offerings

2017 Sales	
NA	63%
EMEA	21%
APAC	11%
LatAm	5%



Canada
U.S.
Mexico
Brazil
Chile
Argentina
U.K.
Netherlands
Belgium
Spain
Sweden
Germany
Italy
Saudi Arabia
South Africa
Russia
China
India
Thailand
Vietnam
Philippines
Malaysia
Indonesia
Australia
New Zealand
FoodTech Production
AeroTech Production
Personnel Location
Corporate HQ

Global Reach Strengthens Competitive Advantage

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Significant Recurring Revenue…

…through aftermarket parts, service, and emerging iOPS offering with further penetration opportunities

- Improve customer profitability with higher yield and efficiency, while reducing labor costs
- Developing economies driving demand
- New equipment designed to meet evolving customer preferences
  - Organic foods
  - Clean labels
  - Functional beverages
  - Convenience foods

- Real-time data allows for predictive maintenance
- Enables ability to improve equipment performance, resulting in higher customer profitability
- Equipment can preemptively notify of service need


Significant Recurring Revenue
40%
12% CAGR
$413
$438
$455
$518
$653
2013
2014
2015
2016
2017
Recurring Revenue
% of Total Revenue

- 130 years delivering equipment and systems
  - Solutions are highly customized
    - Equipment operates in challenging environment for extended periods of time
      - Significant downtime expense for customers results in planned rebuild opportunities
        - Food safety requirements driving need for regular servicing

Aftermarket Share of Customer Wallet: 30 – 35%

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ONE JBT Continued Growth and Margin Expansion Opportunities 12 Multi-pronged approach continues to deliver value to all stakeholders Key Initiative Focus Long-Term Benefits Integrity, accountability, relentless improvement and teamwork Unlocks benefits of common ownership, e.g. coordinated supply chain, and shared service centers and production facilities Increase customers’ profitability with higher levels of engagement and thorough understanding of their business Enables above market growth rates and margin expansion Deliver continuous improvement in Safety, Quality, Delivery, and Cost metrics and become a lean enterprise Boosts competitive advantage, drives organic growth and lowers cost of goods sold Focus on opportunities that add complementary solutions across portfolio Continuous value creation coupled with stronger global customer opportunities Customer First Relentless Continuous Improvement (RCI) Disciplined Acquisitions …supported by specific JEM and RCI initiatives

$84 $99 $119 $154 $199 2013 2014 2015 2016 2017 8.9% 10.1% 10.7% 11.4% 12.2% 2013 2014 2015 2016 2017 13 Sustained EBITDA Growth CAGR 24% Increasing Profitability Before Effects of Acquisition-Related Amortization Costs …EBITDA better reflects cash earnings of the business and has outpaced revenue growth due to strong operating leverage Adjusted EBITDA Margin (%) (1) Adjusted EBITDA ($M) (1) ~ 80 bps/yr (1) See Appendix for Adjusted EBITDA reconciliation.

Delivering Sustainable Growth Through Organic Initiatives & Disciplined Acquisitions 14 • Accelerate new product & service development • Grow recurring revenue • Build Asia-Pacific business • Execute JBT Excellence ModelTotal CAGR 15% • Strategic capital allocation focused on FoodTech • Disciplined and standardized always-on acquisition program Attractive Revenue Growth Profile Focus on Core Organic Growth Initiative Along with Disciplined Acquisition Growth Organic Growth Inorganic Growth 1.8% 4.5% 10.8% 9.0% 8.0%0.9% 1.7% 13.0% 13.0% 2013 2014 2015 2016 2017 1.8% 5.4% 12.5% 22.0% 21.0%

A Leader in the Consolidation of Our Large, Highly Fragmented Food Equipment Industry

Opportunity[1]

Protein: $18bn+

Liquid Foods: $8bn+

- Technology strength
- Lack access to global entrants and customers
- Require additional R&D and consistent capital
- Opportunity to augment aftermarket capabilities
- Generational ownership transition



Repeatable, disciplined, metrics-driven approach

Target	Business	Purchase Price
Schröder	Protein	Undisclosed
PLF International	Liquid Foods	~$37M
Avure	Protein & Liquid Foods	$57M
Tipper Tie	Protein	$160M
C.A.T.	Protein	$90M
Novus X-Ray	Protein & Liquid Foods	$3M
A&B Process Systems	Liquid Foods	$102M
Stork Food & Dairy Systems	Liquid Foods	~$61M

Plus 3 acquisitions in 2014

Total Capital Deployed across 10 acquisitions: ~$600M

…using a disciplined, focused, strategic approach to consolidate pipeline of high quality, attractive targets

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[1] JBT management estimates

Experienced Management Team with Track Record of Delivering on Commitments

Management Progress in 2017 on Elevate Commitments

What We Committed To for 2019	Progress in 2017
Leading food equipment & service provider	Food ~72% of JBT sales
$1.7-1.8B in sales by 2019	$1.6B+ in sales; Grew business by 75% since 2013
50-75 basis point segment margin growth annually	72 basis point adjusted organic segment operating margin growth
Annualized: Organic sales growth of 3-5% Inorganic sales growth of 6-7% EPS growth of 15%	8% organic growth 13% inorganic growth 21% adjusted EPS growth
Clear capital allocation priorities, effective deployment; demonstrated capability to grow organically & through acquisitions	Continued allocation to FoodTech; Completed 6 acquisitions in 2016 and 2017, with collective performance meeting expectations

Seasoned Team Each With 15+ Years Experience

	25+ Yrs	Tom Giacomini Chairman, President & CEO
	25+ Yrs	Brian Deck EVP & CFO
	20+ Yrs	Paul Sternlieb EVP, President - Protein
	20+ Yrs	Carlos Fernandez EVP, President - Liquid Foods
	25+ Yrs	Dave Burdakin EVP, President - AeroTech
	25+ Yrs	Jim Marvin EVP, General Counsel & Secretary
	15+ Yrs	Jason Clayton EVP, Human Resources

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Appendix

Non-GAAP Adjusted EBITDA 18 Twelve Months Ended December 31, ($M) 2017 2016 2015 2014 2013 Revenue 1,635.1$ 1,350.5$ 1,107.3$ 984.2$ 934.2$ Net income 80.5$ 67.6$ 55.9$ 30.8$ 33.1$ Loss from discontinued operations, net of tax 1.6 0.4 0.1 - 0.9 Income from continuing operations as reported 82.1$ 68.0$ 56.0$ 30.8$ 34.0$ Provision for income tax 50.1 26.0 26.2 13.9 13.8 Net interest expense 13.6 9.4 6.8 6.0 5.4 Depreciation and amortization 51.7 38.5 29.6 25.3 25.0 EBITDA 197.5$ 141.9$ 118.6$ 76.0$ 78.2$ EBITDA Margin % 12.1% 10.5% 10.7% 7.7% 8.4% Restructuring expense 1.7 12.3 - 14.5 1.6 Other non-recurring expense - - - 8.8 3.7 Adjusted EBITDA 199.2$ 154.2$ 118.6$ 99.3$ 83.5$ Adjusted EBITDA Margin % 12.2% 11.4% 10.7% 10.1% 8.9%

Non-GAAP Segment Operating Profit 19 Twelve months ended December 31, ($M) 2017 Total revenue 1,635.1$ Total segment operating profit 189.8$ Segment operating profit margin 11.6% Total Revenue 1,635.1$ Incremental revenue from acquisitions (175.2) Adjusted organic total revenue 1,459.9$ Total segment operating profit 189.8$ Incremental segment operating profit from acquisitions (8.2) Adjusted organic total segment operating profit 181.6$ Adjusted 2017 organic segment operating profit margin 12.4% Full-year 2016 segment operating profit margin 11.7% Margin Growth 72 bps

Non-GAAP Adjusted Earnings per Share 20 Twelve Months Ended December 31, ($M, except per share data) 2017 2016 Income from continuing operations as reported 82.1$ 68.0$ Non-GAAP adjustments: Restructuring expense 1.7 12.3 Impact on tax provision from restructuring expense (0.5) (3.9) Impact on tax provision from mandatory repatriation tax 7.7 - Impact on tax provision from rate change on deferred tax position 7.8 - Adjusted income from continuing operations 98.8$ 76.4$ Income from continuing operations as reported 82.1$ 68.0$ Total shares and dilutive securities 31.9 29.8 Diluted earnings per share from continuing operations 2.58$ 2.28$ Adjusted income from continuing operations 98.8$ 76.4$ Total shares and dilutive securities 31.9 29.8 Adjusted diluted earnings per share from continuing operations 3.10$ 2.56$

JBT Investor Presentation March 2018